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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): February 1, 1999
                               (January 31, 1999)



                         AMERICAN RETIREMENT CORPORATION
--------------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)


                  Tennessee                                  01-13031                   62-1674303
----------------------------------------------       ------------------------       -------------------
(State or Other Jurisdiction of Incorporation)       (Commission File Number)        (I.R.S. Employer
                                                                                     Identification No.)


111 Westwood Place, Suite 402, Brentwood, Tennessee                 37027
---------------------------------------------------             --------------
     (Address of Principal Executive Offices)                     (Zip Code)



       Registrant's telephone number, including area code: (615) 221-2250



                                 Not Applicable
--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)




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Item 5.  Other Events
--------------------------------------------------------------------------------


         On February 1, 1999, American Retirement Corporation announced the termination of the Agreement and Plan of Merger, dated November 18, 1998, among American Retirement Corporation, Pioneer Merger Corporation, and Assisted Living Concepts, Inc. In connection with the termination of the merger agreement, the parties entered into a Termination and Release Agreement whereby they have released each other from any claims relating to the proposed merger. The Termination and Release Agreement is filed as Exhibit 2.1 to this report.

         A copy of the press release issued by American Retirement Corporation on February 1, 1999 is filed as Exhibit 99.1 to this report.

Item 7.  Financial Statements and Exhibits
--------------------------------------------------------------------------------


(c)         Exhibits

            2.1 Termination and Release Agreement, dated January 31, 1999, among American Retirement Corporation, Pioneer Merger
                     Corporation, and Assisted Living Concepts, Inc.

            99.1     Press release, dated February 1, 1999




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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     AMERICAN RETIREMENT CORPORATION


Date: February 1, 1999               By:  /s/ W.E. Sheriff
                                         --------------------------------------
                                           W.E. Sheriff
                                           Chairman and Chief Executive Officer




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                                  EXHIBIT INDEX



   No                                 Exhibit
---------          -----------------------------------------------------
   2.1             Termination and Release Agreement, dated January 31,
                   1999, among American Retirement Corporation, Pioneer
                   Merger Corporation, and Assisted Living Concepts, Inc.

  99.1             Press release, dated February 1, 1999





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